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                                                                     EXHIBIT 99


                  INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-Q
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934


     Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned chief executive officers and chief financial officer hereby certify that this Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Metals USA, Inc.


        Dated:  November 15, 2002


                                         /s/  DANIEL W. DIENST
                                       -----------------------------------
                                       Name:  Daniel W. Dienst
                                       Title: Chairman of the Board
                                              (Co-Chief Executive Officer)

                                         /s/  EUGENE I. DAVIS
                                       -----------------------------------
                                       Name:  Eugene I. Davis
                                       Title: Member of Office of the Chairman
                                              (Co-Chief Executive Officer)

                                         /s/  TERRY L. FREEMAN
                                       -----------------------------------------
                                       Name:  Terry L. Freeman
                                       Title: Senior Vice President, Treasurer
                                              and Chief Accounting Officer
                                              (Principal Financial Officer)